                                                                    Exhibit 99.3


                   FORBEARANCE AGREEMENT RELATING TO 2000 EETC

     FORBEARANCE AGREEMENT, dated as of July 2, 2003 (this "AGREEMENT"), among Atlas Air, Inc., a Delaware corporation ("ATLAS" or the "COMPANY"), and the financial institutions named on the signature pages hereto (the "CLASS A CERTIFICATEHOLDERS"). Capitalized terms used but not defined herein shall have the definitions assigned to them in the Intercreditor Agreement, the Leases, or the Indentures, as applicable, each as referred to below.

                                   WITNESSETH:

     A. WHEREAS, the Class A Certificateholders hold 2000 8.707% Atlas Air Pass Through Certificates, Series A (the "A CERTIFICATES") issued pursuant to that certain Pass Through Trust Agreement dated as of January 28, 2000, between the Company and Wilmington Trust Company ("WTC") as Pass Through Trustee (the "CLASS A TRUSTEE") for the Atlas Air Pass Through Trust 2000-1A (the "CLASS A TRUST"), as supplemented pursuant to that Trust Supplement No. 2000-1A dated as of January 28, 2000, between the Company and WTC as Class A Trustee (the "PT TRUST AGREEMENT"); and

     B. WHEREAS, WTC, not in its individual capacity but solely as trustee, also acts as (i) Pass Through Trustee for the holders of Class B Certificates and Class C Certificates that were issued in connection with the A Certificates (all such certificates collectively referred to herein as the "CERTIFICATES") and
(ii) Subordination Agent and trustee (in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement, as defined below; and

     C. WHEREAS, WTC, as Pass Through Trustee for the holders of each series of Certificates, the Liquidity Providers party thereto and WTC, as Subordination Agent and Trustee, are party to that certain Intercreditor Agreement dated as of January 28, 2000 (the "INTERCREDITOR AGREEMENT"); and

     D. WHEREAS, the Certificates were issued in connection with transactions involving the acquisition, lease and financing of two (2) Boeing 747-400 freighter aircraft, which transactions also involved, among other things (i) two
(2) Lease Agreements (the "LEASES") with respect to two (2) aircraft (the "LEASED AIRCRAFT") between Wells Fargo Bank Northwest, National Association (f/k/a First Security Bank, National Association), in its capacity as Owner Trustee ("OWNER TRUSTEE"), as Lessor, and Atlas, as Lessee, relating to each of the Leased Aircraft, (ii) those certain Trust Indentures and Mortgages (the "LEASE INDENTURES" or "INDENTURES"), between Owner Trustee and WTC, as Mortgagee, pursuant to which Owner Trustee issued Equipment Notes relating to the Leased Aircraft (the "LEASE EQUIPMENT NOTES" or "EQUIPMENT NOTES"), and
(iii) the PT Trust Agreement between Atlas and WTC, as Trustee with respect to the Class A Certificates; and

     E. WHEREAS, Atlas has advised the Class A Certificateholders that (i) Atlas anticipates that Atlas will not pay in full the payments that are due under the Leases on July 2, 2003, which non-payment will result in Lease Events of Default and Events of Default under the Leases and Indentures, and (ii) Atlas has not delivered certain financial statements and accompanying certificates and reports (and notices relating to the failure to deliver such statements, certificates and reports) that were required by the Leases and Indentures to be delivered, and such non-delivery may result in Lease Events of Default and Events of Default under the Leases and Indentures, and (iii) although Atlas does not admit to having done so, Atlas may be deemed to have admitted in writing its inability to pay its debts generally as they come due, or Atlas may be deemed to be not paying its debts generally as they become due, either of which would constitute Lease Events of Default and Events of Default under the Leases and Indentures (the defaults referred to in clauses (i), (ii), and (iii) being the "SPECIFIED DEFAULTS"); and

     F. WHEREAS, under the terms of the Intercreditor Agreement, the occurrence of the Specified Defaults will result in WTC, not in its individual capacity but as the Class A Trustee, becoming the Controlling Party, as defined therein; and

     G. WHEREAS, the Controlling Party has the right, among other rights, to take or refrain from taking any action under the Indentures or with respect to the Equipment Notes, including exercising remedies thereunder (e.g. accelerating the Equipment Notes or foreclosing the lien on the aircraft securing the Equipment Notes); and

     H. WHEREAS, the PT Trust Agreement grants to holders of a majority in interest of the Class A Trust, the right, among other rights, to direct WTC, as Class A Trustee, to exercise or not exercise any or all available rights and remedies, including without limitation, rights and remedies available pursuant to the Intercreditor Agreement; and

     I. WHEREAS, WTC, as Controlling Party, acts only at the direction of the holders of a majority in interest of the Class A Trust; and

     J. WHEREAS, the Class A Certificateholders collectively hold a majority in interest of the Class A Trust; and

     K. WHEREAS, Atlas has asked the Class A Certificateholders, as the holders of majority in interest of the Class A Trust, to agree that, if any of the Specified Defaults occur and WTC as Class A Trustee becomes the Controlling Party, (i) the Class A Certificateholders will not, for the time and on the conditions set forth herein, direct WTC, as Controlling Party to accelerate the Equipment Notes or exercise any other default-related remedies under the Indentures on account of any of the Specified Defaults, and (ii) the Class A Certificateholders will give to the Class A Trustee the Forbearance Instruction Letter provided for in Section 2(a) hereof.

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. ATLAS ACKNOWLEDGEMENTS AND UNDERTAKINGS.

     (a) Atlas acknowledges and agrees that the aggregate principal amount of the outstanding principal under the Series A Equipment Notes as of June 30, 2003 and the aggregate accrued and unpaid interest on the Series A Equipment Notes through June 30, 2003 was as follows:

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

     Principal amount of the
     Series A Equipment Notes
     as of June 30, 2003:               $109,655,166.62

     Accrued and unpaid interest on
     Series A Equipment Notes through
     June 30, 2003:                     $4,773,837.68

     Atlas agrees and acknowledges (i) that it has no right of offset, defense, counterclaim or right of recoupment with respect to any of the foregoing obligations to the extent that they relate to the Owned Aircraft and (ii) all of the Leases are in full force and effect and Atlas has no right of offset, defense, counterclaim or right of recoupment with respect to its obligations under any of the Leases.

     (b) Atlas agrees and acknowledges that, if Atlas pays less than the entire amount that is due and payable by Atlas on July 2, 2003 under the Leases and/or the Owned Equipment Notes and such failure continues for the applicable grace period, such Specified Defaults will constitute Lease Events of Default and Indenture Events of Default.

     SECTION 2. FORBEARANCE.

     (a) Each of the Class A Certificateholders agrees that until the expiration of the Forbearance Period (as defined below), it will not, as part of a majority in interest of Fractional Undivided Interests in the Class A Trust or in any other capacity direct the Class A Trustee, when the Class A Trustee is the Controlling Party or otherwise, to cause the Subordination Agent and the Mortgagees to exercise any of their default-related remedies against Atlas solely to the extent the availability of such remedies arises exclusively from the Specified Defaults (the "CLASS A FORBEARANCE"). Each of the Class A Certificateholders further agrees (i) to join in executing and causing to be delivered to the Class A Trustee, with a copy to the Subordination Agent and Mortgagees, at or about the time that a Specified Default occurs, a letter (a "FORBEARANCE INSTRUCTION LETTER") instructing the Class A Trustee to instruct the Subordination Agent and Mortgagees (an "INSTRUCTION LETTER TO SUBORDINATION AGENT AND MORTGAGEES") to forbear from exercising any default-related remedies until the Subordination Agent or Mortgagees receive instructions to the contrary ("CONTRARY INSTRUCTIONS") from the Class A Trustee, which Forbearance Instruction Letter will instruct the Class A Trustee not to give any such Contrary Instructions during the Forbearance Period unless it is directed to do so by the holders of a majority in interest of Fractional Undivided Interests in the Class A Trust, (ii) to refrain from directing the Class A Trustee to give any such Contrary Instructions during the Forbearance Period, and (iii) to provide to Atlas a copy of the Forbearance Instruction Letter (and, if such Class A Certificateholder receives a copy of an Instruction Letter to Subordination Agent and Mortgagees, a copy of such letter) and a return receipt or other evidence indicating the delivery of the Forbearance Instruction Letter to the Class A Trustee, provided that, (w) nothing in the Forbearance Instruction Letter, the Instruction Letter to Subordination Agent and Mortgagees, or in this Agreement is intended to or shall prevent any Mortgagee, Subordination Agent, Class A Trustee, Class A Certificateholder or other person from (A) giving notice of the occurrence of a Default under a Lease or Indenture (it being understood that, except for providing that notice of a Default may be given, this clause (A) does not limit or affect in any way the agreements of the Class A Certificateholders that are set forth above in this Section 2(a), or (B) exercising its right to cause one or more LTV Appraisals to be obtained pursuant to the Intercreditor Agreement, (x) the Class A Certificateholders shall not be required to obtain any acknowledgement or agreement from the Class A Trustee with respect to the Forbearance Instruction Letter and the Class A Trustee shall not be required to obtain any acknowledgement or agreement from the Mortgagees or Subordination Agent with respect to the Instruction Letter to Subordination Agent and Mortgagees, (y) the Class A Certificateholders shall not be required to provide any indemnity or other inducement for the Class A Trustee, Subordination Agent, or Mortgagees to comply with such Forbearance Instruction Letter or Instruction Letter to Subordination Agent and Mortgagees, and (z) the Class A Certificateholders give no representation or warranty as to the effect of such Forbearance Instruction Letter or Instruction Letter to Subordination Agent and Mortgagees or as to whether the Class A Trustee will in fact send such Instruction Letter to Subordination Agent and Mortgagees.

     (b) Each of the dates and events referred to in clauses (i) through (viii) below in this Section 2(b) is referred to herein as a "TERMINATION EVENT". As used herein, "FORBEARANCE PERIOD" means the period beginning on the date hereof and ending on the earliest to occur of (x) a Termination Event listed in clause
(i), (v), or (vii) below in this Section 2(b) (it being understood that no notice is required in order for the Forbearance Period to terminate immediately and automatically upon the occurrence of any Termination Event listed in clause
(i), (v), or (vii) below in this Section 2(b)), or (y) the date three (3) business days after any Class A Certificateholder (or such Class A Certificateholder's counsel) gives notice to Atlas that a Termination Event listed in clause (ii), (iii), (iv), (vi) or (viii) of this Section 2(b) has occurred and that, as a result thereof, the Forbearance Period shall end. The Termination Events are as follows:

          (i) 12:01 A.M. (New York time) on September 30, 2003;

          (ii) the occurrence of any Lease Event of Default (each as defined in the Leases), or any Indenture Event of Default other than a Specified Default;

          (iii) the failure of Atlas to perform the covenants and agreements contained in this Agreement in accordance with their terms, TIME BEING OF THE ESSENCE AS TO EACH SUCH COVENANT IN THIS AGREEMENT OR ANY LEASE OR WITH RESPECT TO ANY OWNED AIRCRAFT;

          (iv) (A) the acceleration by any holder of Indebtedness, lease obligations or other direct or indirect obligations listed or described on
     Schedule I hereto (each, a "Specified Obligation") of Atlas or any of its Subsidiaries or any guaranty thereof (or by any indenture trustee or agent for any such holder) of any such Specified Obligation, or the commencement by any such holder (or indenture trustee or agent for such holder) of lien enforcement, foreclosure, repossession or other dispossessory remedies (each, a "Collateral Remedy") with respect to any of the collateral securing a Specified Obligation, (B) the acceleration by one or more holders of Indebtedness, lease obligations or other direct or indirect obligations, other than the Specified Obligations, in an aggregate amount in excess of $50,000,000 and which are secured by seven or more aircraft (collectively, the "Additional Triggering Obligations") of Atlas or any of its

     Subsidiaries or any guaranty thereof (or by any indenture trustee or agent for any such holder) of any such Additional Triggering Obligations, or the commencement by the holders (or indenture trustee or agent for such holders) of any Collateral Remedy with respect to any of the collateral securing such Additional Triggering Obligations, or (C) any Person obtains an attachment or judgment lien upon any of the collateral for the Series A Equipment Notes, and, in the case of each of clauses (A), (B), and (C) of this clause (iv), such acceleration, Collateral Remedy, attachment or judgment lien, as applicable, continues in effect for five (5) business days;

          (v) July 15, 2003, if Atlas fails to deliver on or before July 15, 2003 to Houlihan Lokey Howard & Zukin Capital ("Houlihan") the information described on Schedule II attached hereto in form reasonably acceptable to Houlihan, and such failure continues, after Houlihan gives notice to Atlas describing the nature of such failure, until the later of July 15, 2003 and the date five (5) business days after Houlihan gives such notice;

          (vi) August 31, 2003, if (A) Atlas and the Class A Certificateholders do not reach an agreement in principle on or before August 31, 2003, as to the terms and conditions of a restructuring of the Leases and the indebtedness evidenced by the Class A Equipment Notes which agreement is described in a press release issued by Atlas on or before August 31, 2003, or (B) Atlas shall not have paid when contemplated by such agreement in principle any amounts payable thereunder;

          (vii) Without limiting the generality of the provisions of clause (ii) above, the commencement by or against Atlas or any Affiliate of Atlas of any bankruptcy, reorganization, or insolvency proceedings; or (viii) Atlas fails to pay, within 20 days after receipt by Atlas or its advisors of a bill therefor, any bills received by Atlas from Houlihan, financial advisor to the Class A Certificateholders, or from Bingham McCutchen LLP ("BINGHAM"), special counsel to the Class A Certificateholders.

     (c) The Class A Forbearance is expressly conditioned upon Atlas paying (i) an aggregate amount of $4,166,666.66 ($2,083,333.33 for each aircraft) to the Subordination Agent in respect of the Leases and the Owned Equipment Note such that it is received by the Subordination Agent on or before 12:30 p.m. on July 2, 2003, for application in accordance with the Intercreditor Agreement; and
(ii) one-third of the $250,000 due or accrued through June 30, 2003 to Bingham, and one-third of the $150,000 due or accrued through June 30, 2003 to Houlihan (which amount includes without limitation one-third of the amounts owed by Houlihan to Simat Helliesen & Eichler in connection with the documents and matters referred to herein), in each case directly to Bingham or Houlihan, as applicable, on or before the Forbearance Effective Date, as defined below.

     (d) The agreement of the Class A Certificateholders to the Class A Forbearance shall immediately terminate at the end of the Forbearance Period without the requirement of any demand, presentment, protest or notice of any kind, all of which Atlas waives, except for the notices expressly provided for by Section 2(b) above in the event that a Termination Event listed in clause (ii), (iii), (iv), (vi) or (viii) occurs and no Termination Event listed in clauses (i), (v), and (vii) occurs. Atlas agrees that the Class A Certificateholders may, at any time after the end of the Forbearance Period that a Specified Default or other Indenture Event of Default is continuing, direct the Controlling Party to direct the Subordination Agent and the Mortgagees to proceed to exercise any and all of their respective rights and remedies under the Indenture, the Leases, the Equipment Notes, other documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Events of Default, including, without limitation, the Specified Defaults.

     (e) Any agreement to extend the Class A Forbearance must be set forth in writing and signed by the Class A Certificateholders or their respective successors and assigns or by a majority in interest of Fractional Undivided Interests in the Class A Trust.

     (F) ATLAS ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF THE CLASS A CERTIFICATEHOLDERS TO THE CLASS A FORBEARANCE SHALL NOT CONSTITUTE A WAIVER OF SUCH SPECIFIED DEFAULTS AND THAT, SUBJECT TO THE AGREEMENT OF THE CLASS A CERTIFICATEHOLDERS TO THE CLASS A FORBEARANCE AND THE OTHER AGREEMENTS OF THE CLASS A CERTIFICATEHOLDERS EXPRESSLY SET FORTH HEREIN, THE CLASS A CERTIFICATEHOLDERS EXPRESSLY RESERVE ALL RIGHTS AND REMEDIES THAT THE CLASS A CERTIFICATEHOLDERS OR ANY HOLDER OF THE EQUIPMENT NOTES NOW HAS OR MAY IN THE FUTURE HAVE UNDER THE EQUIPMENT NOTES, THE INDENTURES, ANY OTHER DOCUMENT AND/OR APPLICABLE LAW IN CONNECTION WITH ANY EVENTS OF DEFAULT (INCLUDING WITHOUT LIMITATION THE SPECIFIED DEFAULTS).

     SECTION 3. GENERAL RELEASE.

     IN CONSIDERATION OF, AMONG OTHER THINGS, THE FORBEARANCE PROVIDED FOR HEREIN, ATLAS, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES AND ITS AND THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, "RELEASORS"), HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL DEFENSES AND CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS, COUNTERCLAIMS, RIGHTS OF SET-OFF AND RECOUPMENT), CAUSES OF ACTION, DEMANDS, SUITS, COSTS, EXPENSES AND DAMAGES (COLLECTIVELY, THE "CLAIMS"), THAT ANY RELEASOR NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST ANY OR ALL OF THE CLASS A CERTIFICATEHOLDERS, THE SUBORDINATION AGENT, THE MORTGAGEES AND THE PASS THROUGH TRUSTEES AND THEIR RESPECTIVE AFFILIATES, SHAREHOLDERS, AND "CONTROLLING PERSONS" (WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND EACH AND ALL OF THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES OF EACH OF THE FOREGOING (COLLECTIVELY, THE "RELEASEES"), BASED IN WHOLE OR IN PART ON FACTS OR CIRCUMSTANCES, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE EXECUTION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE FOREGOING RELEASE IS NOT INTENDED TO, AND DOES NOT, RELEASE THE CLASS A CERTIFICATEHOLDERS

FROM ANY OF THEIR OBLIGATIONS OR AGREEMENTS SET FORTH IN OR ARISING UNDER THIS AGREEMENT. ACCEPTANCE BY ATLAS OF ANY FINANCIAL ACCOMMODATION MADE BY CLASS A CERTIFICATEHOLDERS AFTER THE DATE HEREOF (INCLUDING, WITHOUT LIMITATION, THE ACCOMMODATION CONTAINED IN THIS AGREEMENT) SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY RELEASORS OF THE FOREGOING GENERAL RELEASE OF ALL CLAIMS AGAINST ANY RELEASEE WHICH ARE BASED IN WHOLE OR IN PART ON FACTS OR CIRCUMSTANCES, WHETHER OR NOT NOW KNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH FINANCIAL ACCOMMODATION. IN ENTERING INTO THIS AGREEMENT, ATLAS HAS CONSULTED WITH AND BEEN REPRESENTED BY COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASE SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF. THE PROVISIONS OF THIS GENERAL RELEASE SHALL SURVIVE THE PAYMENT IN FULL OF ALL AMOUNTS OWING UNDER THE LEASES, THE SERIES A EQUIPMENT NOTES AND THE CLASS A CERTIFICATES.

     SECTION 4. REPRESENTATIONS AND WARRANTIES.

     To induce the Class A Certificateholders to execute and deliver this Agreement, Atlas represents and warrants that:

     (a) Atlas' execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of Atlas' articles of incorporation, bylaws or other organizational documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Atlas is a party or any order, injunction, writ or decree of any Governmental Authority to which Atlas or its property is subject or (iii) violate any provision of any law, statute, rule or regulation. This Agreement constitutes the legal, valid and binding obligations of Atlas, enforceable against Atlas in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any party to this Agreement.

     (c) On and as of the Forbearance Effective Date (as defined below) and after giving effect to this Agreement, other than the Specified Defaults, no Indenture Event of Default has occurred and is continuing.

     SECTION 5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of New York.

     SECTION 6. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile of an executed counterpart of this Agreement shall have the same effect as the original executed counterpart.

     SECTION 7. SEVERABILITY. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

     SECTION 8. NOTICES. All notices and other communications to or upon the respective parties hereto shall be given in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telecopy, confirmed by delivery via courier or postal service, addressed (a) if to Atlas, as set forth on
Schedule III hereto or to such other address or addresses as Atlas shall specify by notice given to the other parties, and (b) if to a Class A Certificateholder, to such address or telecopy number as is specified in a notice from such Class A Certificateholder or its counsel to Atlas, or to such other address or addresses as any such Class A Certificateholder shall specify by notice given to Atlas, with a copy to Peter Schellie, Esq., Bingham McCutchen LLP, Suite 800, 1120 20th Street, NW, Washington, DC 20036, telecopy number 202-778-6155. Any such notices and other communications shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile, at the time of the receipt thereof, and (ii) if sent by registered or certified first class mail postage prepaid, on the fourth business day following the mailing thereof.

     SECTION 9. EFFECTIVENESS. This Agreement shall become effective on the date (the "Forbearance Effective Date") that the following conditions are satisfied: (i) all of the conditions set forth in Section 2(c) have been satisfied; and (ii) Bingham shall have received (A) from the Class A Certificateholders notices acknowledging that they hold Certificates evidencing their respective Fractional Undivided Interests (as such term is defined in the Atlas Air Pass Through Trust 1998-1A) in the Class A Trust, which amounts shall be of not less than $62,319,501 of the original face amount of such Certificates, and shall have advised Atlas or its counsel in writing of such receipt, and (B) from Atlas and each of the Class A Certificateholders, a counterpart hereof signed by such party or a facsimile or other written confirmation (in form satisfactory to Bingham) that such party has signed a counterpart hereof.

     SECTION 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 11. AGREEMENT BINDING; ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of Atlas and the Class A Certificateholders, the Class A Trustee, the Subordination Agent and the Mortgagee and their respective successors and assigns, and each of the Class A Certificateholders agrees to inform the initial successor of such Class A Certificateholder or initial assignee of a Class A Certificate of such Class A Certificateholders (or, if the Class A Certificateholder is dealing only with a broker or other intermediary (a "Broker Contact"), such Broker Contact) (any such initial successor, initial assignee of a Class A Certificate, or Broker Contact being referred to herein as a "Transferee") of the existence of this Agreement and that this Agreement is binding upon and inures to the benefit of any such Transferee, provided that, (a) no Class A Certificateholder makes any representation or warranty herein as to whether this Agreement will in fact be binding upon any such Transferee, (b) no Class A Certificateholder will have any liability to Atlas or any other person if it is determined that any such Transferee is not in fact bound by this Agreement, (c) Atlas agrees to indemnify each Class A Certificateholder against any liability, loss or expense (including reasonable counsel fees) incurred by such Class A Certificateholder as a result of any claim by any such Transferee that it should not be bound by this Agreement or that the predecessor or assignor Class A Certificateholder (other than the Transferee with which such Class A Certificateholder dealt) should have disclosed to such Transferee the existence of this Agreement or that this Agreement would be binding upon such Transferee, and (d) Atlas agrees to sufficiently describe in a public announcement the terms and conditions of this Agreement, and the fact that it provides that it is binding upon the Transferees of the Class A Certificateholders, such that any such Transferee will have the opportunity to have become aware of such information. No Person other than the parties hereto, and, in the case of Section 4 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of the Releasees under Section 4 hereof) are hereby expressly disclaimed.

                        [Signatures Follow on Next Page]






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                                   SCHEDULE I

                                  INDEBTEDNESS


Fourth Amended and Restated Credit Agreement dated as of April 25, 2000 (as amended, modified, supplemented or restated from time to time) among Atlas Air, Inc., Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) and the Lenders from time to time party thereto.

Credit Agreement dated as of April 25, 2000 (as amended, modified, supplemented or restated from time to time) among Atlas Freighter Leasing III, Inc., Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company) and the Lenders from time to time party thereto.

Lease Agreement (MSN 32838) dated as of July 16, 2002 between Tuolumne River Aircraft Finance, Inc., and Atlas Air, Inc. (GE 747-400 lease)

Lease Agreement (MSN 32840) dated as of November 26, 2002 between AFS Investments XL-C LLC and Atlas Air, Inc. (GE 747-400 lease)

Credit Agreement dated as of October 31, 2001 between Atlas Air Worldwide Holdings, Inc. ("AAWH") and General Electric Capital Corporation ("GECC"), and the following documents and agreements issued pursuant thereto: the Term Note dated as of October 31, 2001 issued by AAWH payable to GECC in the original principal amount of $40,000,000, the Guarantee dated as of October 31, 2001 by Polar Air Cargo, Inc. ("POLAR") in favor of GECC, and all mortgages and security agreements executed by Polar or AAWH in connection therewith.

Aircraft Lease Agreement, dated October 24, 2001, between Polaris Holding Company as Lessor and Polar Air Cargo, Inc. as Lessee regarding one used Boeing 747-200F Freighter Aircraft, Manufacturer Serial Number 22237 and related Guaranty of Atlas Air Worldwide Holdings, Inc.

Sublease Agreement, dated October 24, 2001, between General Electric Capital Corporation as Sublessor and Polar Air Cargo, Inc. as Sublessee regarding one Boeing 747-46NF Aircraft, Manufacturer Serial Number 30808.

Sublease Agreement, dated October 24, 2001, between General Electric Capital Corporation as Sublessor and Polar Air Cargo, Inc. as Sublessee regarding one Boeing 747-46NF Aircraft, Manufacturer Serial Number 30809 and the related Guaranty of Atlas Air Worldwide Holdings, Inc.

Sublease Agreement, dated October 24, 2001, between General Electric Capital Corporation as Sublessor and Polar Air Cargo, Inc. as Sublessee regarding one Boeing 747-46N Aircraft, Manufacturer Serial Number 30810.

                                  Schedule I-1

Sublease Agreement, dated November 15, 2001, between General Electric Capital Corporation as Sublessor and Polar Air Cargo, Inc. as Sublessee regarding one Boeing 747-46N Aircraft, Manufacturer Serial Number 30811.

Lease Agreement, dated July 24, 2002, between Charles River Aircraft Finance, Inc. as Lessor and Polar Air Cargo, Inc. as Lessee regarding one Boeing 747-46NF Aircraft bearing Manufacturer's Serial Number 30812.




                                  Schedule I-2

                                   SCHEDULE II

                                   INFORMATION


o Historical financial information

     >> 2002 consolidated unaudited financial statements (balance sheet, income statement, statement of cash flows) for Atlas Air Worldwide Holdings, Inc. In addition, certain 2002 income statement items (including revenue, operating expenses, depreciation, amortization and rent expense), 2002 year-end cash and short-term investment position, and 2002 capital expenditure figure for each of Atlas Air, Inc. and Polar Air Cargo, Inc. (all such information unaudited). Separate financial statements for Atlas Air, Inc. and Polar Air Cargo, Inc. will not be provided.

     >> Q1 2003 consolidated unaudited financial statements (balance sheet, income statement, statement of cash flows) for Atlas Air Worldwide Holdings, Inc. In addition, certain Q1 2003 income statement items (including revenue, operating expenses, depreciation, amortization and rent expense), Q1 2003 quarter-ending cash and short-term investment position, and Q1 2003 capital expenditure figure for each of Atlas Air, Inc. and Polar Air Cargo, Inc. (all such information unaudited). Separate financial statements for Atlas Air, Inc. and Polar Air Cargo, Inc. will not be provided.

o Pro forma projected financial information

     >> 2003-2007 projected pro forma consolidated summary financial statements (balance sheet, income statement, statement of cash flows) for Atlas Air Worldwide Holdings, Inc., accompanied by a description of key assumptions on which the projections are based. In addition, certain projected pro forma income statement items (including revenue, operating expenses, depreciation, amortization and rent expense) for each of Atlas Air, Inc. and Polar Air Cargo, Inc. for the 2003-2007 period.

o Capital structure

     >> Consolidated capital structure listing outstanding debt balances, corporate recourse and collateral by security

     >> Existing and pro forma debt and lease payment schedules on an aggregate basis shown monthly through 2003 and quarterly thereafter through 2007

     >> General overview of the economic terms of proposals to other creditors/lessors

o Current fleet information

     >> Detailed description of current fleet and deployment of current aircraft by entity

o Customer information

     >> Description of scheduled service customer concentration by customer, but without identifying customer name

o Other

     >> Collective bargaining agreements with aircraft pilot crews (subject to confidentiality restrictions)

                                  Schedule II-1

     >>   Current route maps for Polar/scheduled service

     >> Overview of collateral securing and guarantees associated with the GE loan/leases and bank loans

     >> Description of tax status including NOL position and potential tax refunds

     >> Description of how Polar Air, Inc., will become part of the EETC credit

     >>   Description of fuel hedging program




                                  Schedule II-2

                                  SCHEDULE III

                                  ATLAS ADDRESS


         Atlas Air, Inc.
         2000 Westchester Avenue
         Purchase, New York 10577
         Attn:  William Bradley
         Facsimile No: (914) 701-8750

         Haynes and Boone, LLP
         1000 Louisiana, Suite 4300
         Houston, Texas 77002
         Attn:  Lenard M. Parkins
                Kenric D. Kattner
         Facsimile No. (713) 236-5490

         Cahill Gordon & Reindel
         80 Pine Street
         New York, New York 10005
         Attn:  Steve Greene
                Karen Meredith
         Facsimile No. (212) 269-5420


                                 Schedule III-1